Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024		Dec. 31, 2023	Dec. 31, 2022
CASH AND CASH EQUIVALENTS
Cash balances	$ 213	$ 28		$ 197
Bank balances	381,655	223,580		156,248
Time deposits	80,056	38		364,825
Other fixed-income instruments		161,115		120,936
Total	$ 461,924	$ 384,761	[1]	$ 642,206	$ 1,022,613

[1]	See Note 3.